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                       Exhibit 1. (10)(d)
                       ------------------

          Form of Master Application for FRC-VUL Policy



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                             GENERAL
                            AMERICAN
                     LIFE INSURANCE COMPANY
                 ST. LOUIS, MISSOURI 63166 [Logo]

                     MASTER APPLICATION FOR
            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


1. Individual life insurance policies are being applied for (check one)
   / / A. on the lives of the employees of
                                           ----------------------------------
                                                   Employer's Full Name

                                                       (    )       -
   ---------------------------------------------------- ---- ------- --------
            Address                                     Telephone Number

   / / B. on the lives of individuals under the "Charitable Giving Plan" of


   --------------------------------------------------------------------------
            Institution's Full Name

                                                        (    )       -
   ----------------------------------------------------- ---- ------- -------
            Address                                      Telephone Number

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2. Total amount, if any, paid in connection with the individual applications
   for this plan: $          .
                   ----------
-----------------------------------------------------------------------------
3. (a) Premiums:
   / / List Billing   / / Pre-Auth Check   / / Payroll Deduction

   / / ANN   / / SA   / / QR   / / MO   / / Single Premium

   List Billing Number (if adding to an existing List Billing)
                                                              --------------

   (b) Send Premium Notices to:  / / Residence   / / Business

   / / Other
             -----------------------------------------------
                                Name


       -----------------------------------------------------
                             Address

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4. Dividend Option (if eligible):

   / / Incr. Cash Value   / / Cash

   If no option is selected, the Automatic option is Incr. Cash Value.


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5. Common Beneficiary of Death Benefit, if applicable. (Print full name, address, telephone number, and relationship of each to Proposed Insured)
   (a) Primary Class (will receive payment first, if living and not disqualified)



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   (b) Contingent Class (will receive payment only if living and not disqualified and if no primary beneficiary receives payment)


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6. Original Owner of Policy, if a common owner, will be: (Print full name, address, telephone number, date of birth, relationship of each to Proposed Insured and Social Security Number of Tax Identification Number.)

   / / Proposed Insured
   / / Other:
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7. Explanations or Additional Instructions:



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8. HOME OFFICE ENDORSEMENT
   (Not Applicable in Kentucky, Maryland, Minnesota, New Hampshire, Pennsylvania, West Virginia, or Wisconsin)


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9427
(10/95)                                                             FRC-VUL


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                      INFORMATION FOR VUL PRODUCTS


      IF VUL PRODUCT APPLIED FOR, THESE QUESTIONS MUST BE ANSWERED.
      -------------------------------------------------------------


1. Investment Objectives of the Separate Account:
                                                      -----------------------

                                                      -----------------------

                                                      -----------------------

                                                      -----------------------

                                                      -----------------------


2. Suitability Information:
   A. Have you received a prospectus for the policy         / / Yes   / / No
      applied for?

      Date of prospectus
                         ------------

      Date of any supplement
                             -------------

   B. Do you understand that:

      The death benefit and cash surrender value will
      increase or decrease depending on the investment
      experience,                                           / / Yes   / / No

      AND

      There is no guaranteed minimum death benefit or
      cash surrender value?                                 / / Yes   / / No


Dated at
         ------------------------   ----------------------------------------
                                    (Signature of Owner, if other than
                                    Proposed Insured)
this      day of           19
     ----        ---------   ----

                                    Witnessed by
                                                 ----------------------------
                                                 (Signature of Licensed Agent)
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   The information contained on this form will be common to all the policies issued as a part of this plan. This information will be incorporated with each such policy issued.


   Dated at                    this       day of                    19
            ------------------      -----        ------------------    ----

   Witness:                            Signed:
            -------------------------         -----------------------------
                                              (Officer, other than insured,
                                              of business or charitable
                                              institution.)


   ATTACH AGENT LABEL ONLY FOR AGENT TO BE CREDITED WITH PRODUCTION
   Do not attach additional agent or General Agent labels unless it is your intention to split commissions.

---------------------------------      --------------------------------------






---------------------------------      --------------------------------------


Annualized commission requested  / / Yes   / / No
                                                   --------------------------
                                                   Signature of General Agent


9427
(10/95)